Supplement dated December 20, 2001 to the
Panorama Premier Prospectus dated September 7, 2001 and the
Panorama Passage Prospectus dated May 1, 2001

Effective December 3, 2001, the prospectus is revised as follows:
In the “Investment Choices” section under the heading “The Funds” and under the sub-heading “MML Series Investment Fund” the fourth paragraph is replaced with the following:

MassMutual has entered into subadvisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby Wellington Management Company LLP and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

Effective January 1, 2002, the prospectus is revised as follows:
1. In the “Highlights” section under the sub-heading “Federal Income Tax Penalty” the final paragraph is deleted and replaced with the following:

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

2. In the “Taxes” section under the sub-heading “Annuity Contracts in General” the following paragraph is added after the last paragraph:

On June 7, 2001, President Bush signed into law the "Economic Growth and Tax Relief Reconciliation Act of 2001" ("EGTRRA"). Some of EGTRRA's provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that several states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement plans. Accordingly, participants of qualified retirement plans are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA's provisions.

3. In the “Taxes” section under the sub-heading “Qualified And Non-Qualified Contracts” the following paragraph replaces the second paragraph:

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

4. In the “Taxes” section under the sub-heading “Withdrawals – Non-Qualified Contracts” the following paragraph replaces the first paragraph:

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

5. In the “Taxes” section under the sub-heading “Withdrawals – Tax Sheltered Annuities” the second item in the numbered listing is changed from “leaves his/her job;” to “has severance from employment;”

6. In the “Taxes” section under the sub-heading “Withdrawals – Tax Sheltered Annuities” the last sentence in the second to last paragraph is replaced with the following:

Salary reduction payments cannot be made for 6 months following a hardship withdrawal.